UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2012

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                            25728

(Address of Principal Executive Offices)                                                                                                   (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry Into a Material Definitive Agreement.

Champion Industries, Inc. (“Champion”) and Fifth Third Bank, as a Lender, L/C Issuer and Administrative Agent for Lenders (The “Administrative Agent”) and the other Lenders party to Champion’s Credit Agreement dated  September 14, 2007 (as previously supplemented and amended, the “Original Credit Agreement”) have entered into  a First Amended and Restated Credit Agreement (“Restated Credit Agreement”) dated October 19, 2012 and Side Letter Agreement dated October 19, 2012 by and between each Lender, the Borrower, each Guarantor and the Shareholder regarding Credit Facilities extended to the Borrower. ("Side Letter Agreement")

The Restated Credit Agreement and Side Letter Agreement amended various provisions of the Original Credit Agreement and added various provisions as further described herein, including but not limited to:

  Restated Credit Agreement maturity at June 30, 2013, subject to Champion's compliance with terms of the Restated Credit Agreement and Side Letter Agreement.
  $0.001 per share warrants issued for up to 30% (on a post-exercise basis) of the outstanding common stock of the Company in the form of non-voting Class B common stock and associated Investor Rights Agreement for the benefits of the Lenders, subject to shareholder approval. The Company has various milestone dates, which may reduce the number of warrants outstanding upon satisfaction of certain conditions. The Company is working with its outside advisors regarding these items but is unable to predict the outcomes or likelihood of success regarding the achievement of such milestones. The warrants expire after October 19, 2017.
  Various Targeted Transactions which may require the sale of various assets, divisions or segments upon the achievement of agreed upon value benchmarks among other considerations and if not successfully completed by the applicable milestone dates will be considered an event of default.
  Existing debt restructured into a $20,000,000 Term Loan A, $6,277,743.89 Term Loan B, $4,000,000 Bullet Loan and $9,025,496.00 Revolver Loan.
  A $10,000,000 revolving credit facility with a sublimit of up to $3,000,000 for swing loans. Outstanding borrowings thereunder may not exceed the sum of (1) up to 85% of eligible receivables (reduced to 80% of eligible receivables effective December 30, 2012) plus (2) up to the lesser of $5,000,000 or 50% of eligible inventory.
  Targeted interest rates as follows based on a 30-day LIBOR borrowing option; Term Note A at LIBOR plus 8%, Term Note B at 0% (subject to a deferred fee of 16% per annum with various milestone dates reducing or forgiving such fees upon successful completion of such milestones.), revolving loans at LIBOR plus 6% and Bullet Loans A at a rate of LIBOR plus 8%.
  At Champion’s option, interest at a LIBOR Rate plus the applicable margin.
  Post default increase in interest rates of 2%.
  Amendment of various covenants as further described in the Restated Credit Agreement.
  Fixed Charge Coverage Ratio is required to be 1.0 to 1.0  as of January 31, 2013 and 1.10 to 1.0 as of April 30, 2013 based on a build up model commencing October 1, 2012.
  Leverage Ratio is required to be 3.30 to 1.00 as of January 31, 2013 and 3.10 to 1.00 as of April 30, 2013 based on a trailing twelve month EBITDA calculation.
  Minimum EBITDA pursuant to a monthly build up commencing with the month ended October 31, 2012 of $600,000 increasing to $1,100,000 for November 30, 2012, $1,600,000 at December 31, 2012, $2,600,000 at January 31, 2013, $3,350,000 at February 28, 2013, $4,100,000 at March 31, 2013, $5,200,000 at April 30, 2013, $5,550,000 at May 31, 2013 and $5,900,000 at June 30, 2013.
  Maximum Capital expenditures are limited to $1,000,000 for fiscal years  commencing after October 31, 2012.
  Enhanced reporting by Champion to Administrative Agent.
  Continued retention of a Chief Restructuring Advisor and Raymond James & Associates, Inc. as well as continued retention by Secured Lenders of their advisor.
  $100,000 fee due at closing plus monthly Administrative Agent fees of $15,000

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The foregoing summary of certain provisions of the Restated Credit Agreement, the Investor Rights Agreement and the Warrants Agreement is qualified in its entirety by reference to the complete Restated Credit Agreement filed as Exhibit 10.1 hereto. The Side Letter Agreement Letter is qualified in its entirety by reference to the complete document as filed as Exhibit 10.2*.

* Portions of this Letter have been redacted pursuant to a Confidential Treatment Request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The description under “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1
First Amended and Restated Credit Agreement dated October 19, 2012 among Champion Industries, Inc. and various Lenders from time to time party hereto and Fifth Third Bank, an Ohio Banking Corporation, as Administrative Agent and L/C Issuer. (Restated Credit Agreement)

10.2*	Side Letter Agreement dated October 19, 2012 by and between each Lender, the Borrower, each Guarantor and the Shareholder regarding Credit Facilities Extended to Borrower. ("Side Letter Agreement")

* Portions of this Letter have been redacted pursuant to a Confidential Treatment Request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: October 25, 2012
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
First Amended and Restated Credit Agreement dated October 19, 2012 among Champion Industries, Inc. and various Lenders from time to time party hereto and Fifth Third Bank, an Ohio Banking Corporation, as Administrative Agent and L/C Issuer. (Restated Credit Agreement)

10.2*	Side Letter Agreement dated October 19, 2012 by and between each Lender, the Borrower, each Guarantor and the Shareholder regarding Credit Facilities Extended to Borrower. ("Side Letter Agreement")

* Portions of this Letter have been redacted pursuant to a Confidential Treatment Request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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